EXHIBIT 99.1

                                VOTING AGREEMENT

                  VOTING AGREEMENT, dated as of October 20, 2004 (this "Agreement"), among Baton Holdings Inc., a Delaware corporation ("Parent"), H. Wayne Huizenga ("Stockholder") and Huizenga Investments Limited Partnership, a Nevada limited partnership ("HILP").

                  WHEREAS, concurrently herewith, Parent, Baton Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Boca Resorts, Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will merge with and into the Company (the "Merger"), and each issued and outstanding share of Class A common stock, par value $0.01 per share, of the Company (the "Company Class A Common Stock"), and each issued and outstanding share of Class B common stock, par value $0.01 per share, of the Company (the "Company Class B Common Stock" and, together with the Company Class A Common Stock, the "Company Common Stock"), will be converted into the right to receive the Merger Consideration;

                  WHEREAS, Stockholder beneficially owns 255,000 Shares of Company Class B Common Stock (the "Class B Owned Shares" and, together with any Shares of Company Class B Common Stock of which Stockholder acquires beneficial ownership after the date hereof and prior to the termination hereof, whether upon exercise of options, warrants, conversion of other convertible securities or otherwise, are collectively referred to herein as the "Covered Shares");

                  WHEREAS, Stockholder beneficially owns 6,430,696 Shares of Company Class A Common Stock (such shares, together with the Class B Owned Shares, the "Owned Shares");

                  WHEREAS, in order to induce Parent to enter into the Merger Agreement and proceed with the Merger, Parent, Stockholder and HILP are entering into this Agreement; and

                  WHEREAS, Stockholder and HILP acknowledge that Parent is entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of Stockholder and HILP set forth in this Agreement and would not enter into the Merger Agreement if Stockholder and HILP did not enter into this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Stockholder and HILP hereby agree as follows:

                  1. Agreement to Vote.

                  (a) Prior to any termination of this Agreement, Stockholder hereby agrees that it shall, and shall cause HILP and any other holder of record of any Covered Shares to, at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, (i) when a meeting is held, appear at such


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meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum, (ii) vote (or caused to be voted) in person or by proxy all Covered Shares in favor of the Merger and any other matters necessary for consummation of the Transactions and (iii) vote (or cause to be voted) all Covered Shares against (A) any proposal for any recapitalization, reorganization, liquidation, merger, sale of assets or other business combination between the Company and any other person (other than the Merger) and (B) any other action that could reasonably be expected to, impede, interfere with, delay, postpone or adversely affect the Merger or any of the Transactions, any transactions contemplated by this Agreement or result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement.

                  (b) EACH OF STOCKHOLDER AND HILP HEREBY GRANTS TO, AND APPOINTS, PARENT, THE PRESIDENT OF PARENT AND THE SECRETARY OF PARENT, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, THE STOCKHOLDER'S AND HILP'S RESPECTIVE IRREVOCABLE (UNTIL THE TERMINATION DATE, AS DEFINED BELOW) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE COVERED SHARES AS INDICATED IN CLAUSE
(a) OF THIS SECTION 1. EACH OF STOCKHOLDER AND HILP INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE, AS DEFINED BELOW) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY EACH OF STOCKHOLDER OR HILP WITH RESPECT TO THE COVERED SHARES.

                  (c) Except as set forth in clause (a) of this Section 1, Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company. In addition, nothing in this Agreement shall give Parent or any of its officers or designees the right to vote any Covered Shares in connection with the election of directors.

                  2. No Inconsistent Agreements. Each of Stockholder and HILP hereby covenants and agrees that, except as contemplated by this Agreement, it
(a) has not entered into, and shall not enter at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Owned Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Covered Shares, in either case, which is inconsistent with its obligations pursuant to this Agreement.

                  3. Termination. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, and (c) written notice of termination of this Agreement by Parent to Stockholder and HILP, such earliest date being referred to herein as the "Termination Date".

                  4. Representations and Warranties.


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                  (a) Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder and HILP as follows:

                  (i) Valid Existence. Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted.

                  (ii) Authority Relative to This Agreement. Parent has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Parent and, assuming due authorization, execution and delivery by Stockholder and HILP, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms.

                  (iii) No Conflicts. Except for the applicable requirements of the Exchange Act (A) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of Parent for the execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby nor compliance by Parent with any of the provisions hereof shall
         (1) conflict with or violate the Certificate of Incorporation or Bylaws of Parent, (2) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Parent pursuant to, any Contract to which Parent is a party or by which Parent or any property or asset of Parent is bound or affected or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults that would not in the aggregate materially impair the ability of Parent to perform its obligations hereunder.

                  (b) Representations and Warranties of Stockholder and HILP. Stockholder and HILP hereby, jointly and severally, represent and warrant to Parent as follows:

                  (i) Ownership of Securities. As of the date of this Agreement,
         (A) Stockholder beneficially owns the Owned Shares, (B) Stockholder is the sole record holder of 397,202 Shares of Company Class A Common Stock and 255,000 Shares of Company Class B Common Stock (all of which Shares are included in the Owned Shares), free and clear of Liens (other than Liens created by this Agreement or in connection with the arrangements set forth on Schedule I attached to this Agreement), (C) HILP is the sole record holder of 6,033,494 Shares of Company Class A Common Stock


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         (which Shares are included in the Owned Shares), free and clear of
         Liens (other than Liens created by this Agreement or in connection with the arrangements set forth on Schedule I attached to this Agreement),
         (D) Stockholder has sole voting power and sole power of disposition with respect to all Owned Shares, with no restrictions (other than those created by this Agreement or in connection with the arrangements set forth on Schedule I attached to this Agreement), subject to applicable federal securities laws on their rights of disposition pertaining thereto, (E) Stockholder beneficially owns 1,500,000 Shares issuable upon the exercise of currently exercisable stock options (collectively, the "Options"), and (F) HILP does not own beneficially or of ------- record any equity securities of the Company other than 6,033,494 Shares of Company Class A Common Stock. Stockholder is the sole record holder of, and has sole voting power and sole power of disposition with respect to, all Class B Owned Shares. Huizenga Investments, Inc. is the general partner of HILP. Stockholder is the sole record and beneficial owner of all capital stock of Huizenga Investments, Inc. and all limited partnership interests of HILP, in each case free and clear of all Liens. Neither Stockholder nor HILP has appointed or granted any proxy which is still in effect with respect to the Owned Shares. As used in this Agreement, the terms "beneficial owner", "beneficial ownership", "beneficially owns" or "owns beneficially", with respect to any securities, refer to the beneficial ownership of such securities as determined under Rule 13d-3(a) of the Exchange Act.

                  (ii) Existence, Power; Binding Agreement. HILP is a limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Stockholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Stockholder and HILP and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of Stockholder and HILP, enforceable against each of Stockholder and HILP in accordance with its terms. If Stockholder is married, and any of the Covered Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, Stockholder's spouse, enforceable in accordance with its terms.

                  (iii) No Conflicts. Except for the applicable requirements of the Exchange Act (A) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign governmental authority is necessary on the part of either Stockholder or HILP for the execution and delivery of this Agreement by either Stockholder or HILP and the consummation by either Stockholder or HILP of the transactions contemplated hereby and (B) none of the execution and delivery of this Agreement by Stockholder and HILP, the consummation by Stockholder or HILP of the transactions contemplated hereby or compliance by Stockholder or HILP with any of the provisions hereof will (1) in the case of HILP violate, any provision of its limited partnership agreement or similar organizational documents, (2) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under,


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         or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Stockholder or HILP pursuant to, any Contract to which Stockholder or HILP is a party or by which Stockholder or HILP or any property or asset of Stockholder or HILP is bound or affected or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to each of Stockholder and HILP or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults that would not in the aggregate materially impair the ability of Stockholder or HILP to perform its obligations hereunder.

                  (iv) Accredited Investor. Each of Stockholder and HILP is an "accredited investor" (as defined under the Securities Act) and a sophisticated investor, is capable of evaluating the merits and risks of its investments and has the capacity to protect its own interests.

                  5. Certain Covenants. Each of Stockholder and HILP hereby covenants and agrees as follows:

                  (a) No Solicitation. Prior to any termination of this Agreement, subject to Section 7 hereof (with respect to Stockholder), each of Stockholder and HILP agrees that neither it nor any of its Representatives shall, directly or indirectly, solicit (including by way of furnishing information) any inquiries or the making of any proposal by any Person or entity (other than Parent or any affiliate of Parent) which constitutes, or could reasonably be expected to lead to, an Acquisition Proposal. In addition, none of the Stockholder, HILP or any of their respective affiliates shall, directly or indirectly, make any proposal which constitutes, or could reasonably be expected to lead to, an Acquisition Proposal. If Stockholder or HILP receives a bona fide inquiry or proposal with respect to the sale of Shares, then Stockholder or HILP, as the case may be, shall promptly inform the Company and Parent of the terms and conditions, if any, of such inquiry or proposal and the identity of the Person making it. Stockholder and HILP will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted prior to the date of this Agreement with respect to any of the foregoing.

                  (b) Restriction on Transfer, Proxies and Non-Interference. Except as set forth in Section 8 hereof or in connection with the arrangements set forth on Schedule I attached to this Agreement, each of Stockholder and HILP hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any Contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Owned Shares or Options, (ii) convert any Covered Shares into Shares of Company Class A Common Stock, (iii) grant any proxies or powers of attorney, deposit any Owned Shares into a voting trust or enter into a voting agreement with respect to any Owned Shares or (iv) knowingly take any action that would make any representation or warranty of Stockholder or HILP contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder or HILP from performing its obligations under this Agreement.

                  (c) Additional Shares. Each of Stockholder and HILP agrees, while this Agreement is in effect, that at the request of Parent, Stockholder and HILP shall execute an


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amendment to this Agreement to subject the Shares of Company Class A Common
Stock beneficially owned by Stockholder to Section 1 of this Agreement; provided, however, that in no event shall either Stockholder or HILP be required to subject to Section 1 any Shares of Company Class A Common Stock that are subject to arrangements (described on Schedule I attached to this Agreement) that would have the effect of restricting such Shares of Company Class A Common Stock from being so subjected to Section 1 of this Agreement. Each of Stockholder and HILP agrees, while this Agreement is in effect, to promptly notify Parent in the event that such restrictions are no longer applicable. Each of Stockholder and HILP agrees, while this Agreement is in effect, to promptly notify Parent of the number of any new Shares of which Stockholder or HILP acquires beneficial ownership after the date hereof (including upon the exercise of Options).

                  6. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall take such reasonable further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

                  7. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder's capacity as a record holder and beneficial owner of Covered Shares, (b) nothing herein shall be construed to limit or affect any action or inaction by Stockholder acting in such person's capacity as a director or officer of the Company and in compliance with Section
6.03 of the Merger Agreement, (c) Stockholder may provide information and engage in discussions with a third party, as and to the extent that the Company is permitted to do so, if, after the Company shall have received an unsolicited bona fide written Acquisition Proposal from such third party, the Company Board has complied with the provisions of Section 6.03(a) of the Merger Agreement, and
(d) Stockholder shall have no liability to Parent or any of its affiliates under this Agreement or otherwise as a result of any action or inaction by Stockholder in such person's capacity as a director or officer of the Company and in compliance with Section 6.03 of the Merger Agreement.

                  8. Permitted Transfers. Notwithstanding anything in this Agreement to the contrary, Stockholder may transfer any or all of the Owned Shares which are Company Class A Common Stock, in accordance with provisions of applicable Law, to Stockholder's spouse, ancestors, descendants or any trust (controlled by Stockholder) for any of their benefit or to a charitable trust (controlled by Stockholder), or up to 500,000 Shares of Class A Common Stock to a charitable foundation (which transfer shall not be subject to the following proviso); provided, however, that, prior to and as a condition to the effectiveness of such transfer, each Person to which any of such Owned Shares or any interest in any of such Owned Shares is or may be transferred shall have executed and delivered to Parent a counterpart of this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement, and shall have agreed in writing with Parent to hold such Owned Shares or interest in such Owned Shares subject to all of the terms and provisions of this Agreement. For the sake of clarity, this Section 8 shall not apply in respect of any of the Covered Shares.

                  9. No Control. Nothing contained in this Agreement shall give Parent the right to control or direct the Company or the Company's operations.


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                  10. Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  11. Non-survival of Representations and Warranties. The respective representations and warranties of Stockholder, HILP and Parent contained herein shall not survive the closing of the transactions contemplated hereby and by the Merger Agreement.

                  12. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing in the English language and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the first business day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth business day following the date of mailing if delivered by registered or certified mail (postage prepaid, return receipt requested) or (d) if sent by facsimile transmission, when transmitted and receipt is confirmed. All notices hereunder shall be delivered to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12):

                  if to Parent:

                           Baton Holdings Inc.
                           c/o Blackstone Real Estate Partners IV L.P.
                           345 Park Avenue
                           New York, New York  10154
                           Facsimile No:  (212) 583-5573
                           Attention:  Jonathan D. Gray


                  with a copy to:

                           Simpson Thacher & Bartlett LLP
                           425 Lexington Avenue
                           New York, New York  10017
                           Facsimile No:  (212) 455-2502
                           Attention:  Wilson Neely
                                       Gregory Ressa

                  if to Stockholder or HILP:

                           H. Wayne Huizenga
                           Huizenga Holdings Inc.
                           450 E. Las Olas Blvd., Suite 1500
                           Fort Lauderdale, FL 33301
                           Facsimile: (954) 627-5076

                  with a copy to:

                           Cris Branden


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                           Huizenga Holdings Inc.
                           450 E. Las Olas Blvd., Suite 1500
                           Fort Lauderdale, FL  33301
                           Facsimile: (954) 627-5076

                  13. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                  14. Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise, except that Parent may assign all or any of its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent; provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

                  15. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

                  16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in the Delaware Court of Chancery. The parties hereto hereby (a) submit to the exclusive jurisdiction of the Delaware Court of Chancery for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named court, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by the above-named court. This Agreement does not involve less than $100,000, and the parties intend that 6 Del.C. ss.2708 shall apply to this Agreement.

                  17. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.


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                  18. Counterparts. This Agreement may be executed and delivered
(including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same.

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                  IN WITNESS WHEREOF, Parent, Stockholder and HILP have caused to be executed or executed this Agreement as of the date first written above.

                                        BATON HOLDINGS INC.


                                        By:/s/  Jonathan D. Gray
                                           -------------------------------------
                                           Name:  Jonathan D. Gray
                                           Title: President




                                           /s/  H. Wayne Huizenga
                                        ----------------------------------------
                                        H. Wayne Huizenga




                                        HUIZENGA INVESTMENTS LIMITED PARTNERSHIP

                                        By:  Huizenga Investments, Inc.
                                             its general partner


                                        By:/s/  Cris Branden
                                           -------------------------------------
                                           Name:  Cris Branden
                                           Title: President